Exhibit 99.1

PELOTON INTERACTIVE, INC. ANNOUNCES LAUNCH OF GLOBAL REFINANCING

NEW YORK, May 20, 2024 /PRNewswire/ — Peloton Interactive, Inc. (“Peloton”) (Nasdaq: PTON) today announced that it intends to launch a global refinancing, pursuant to which it will offer $275.0 million aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private offering (the “offering”) and enter into a $1.0 billion five-year term loan facility (the “new term loan facility”) and a $100.0 million five-year revolving credit facility (together with the new term loan facility, the “new credit facilities”). Peloton also expects to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $41.3 million aggregate principal amount of the notes.

Peloton intends to use the net proceeds of the offering of the notes and the new credit facilities, together with cash on hand, to repurchase approximately $800.0 million of its 0.00% convertible senior notes due 2026 (the “Existing Notes”), to refinance its existing term loan and revolving credit facilities and to pay fees and expenses related thereto. The closing of the offering, the entry into the new credit facilities and the repurchase of the Existing Notes are not cross-conditioned upon each other, except the entry into the new credit facilities is conditioned upon the repurchase of at least $800.0 million aggregate principal amount of the Existing Notes.

The notes will be senior, unsecured obligations of Peloton, and will bear interest payable semi-annually in arrears. The notes will be convertible into cash, shares of Peloton’s Class A common stock, or a combination thereof, at Peloton’s election. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

The notes will only be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by means of a private offering memorandum. Neither the notes nor the shares of Peloton’s Class A common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and, unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the notes or any shares of Class A common stock potentially issuable upon conversion of the notes and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations regarding the proposed offering, the new credit facilities and the repurchases of the Existing Notes, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to accurately forecast consumer demand for our products and services and adequately maintain our inventory; our ability to execute and achieve the expected benefits of our restructuring initiatives and other cost-saving measures and whether our efforts will result in further actions or additional asset impairment charges that adversely affect our business; our ability to effectively manage our growth and costs; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, or effectively manage the introduction of new or enhanced products and services; demand for our products and services and growth of the Connected Fitness Products market; our ability to maintain the value and reputation of the Peloton brand; our reliance on a limited number of suppliers, contract manufacturers, and logistics partners for our Connected Fitness Products; our lack of control over suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the effects of increased competition in our markets and our ability to compete effectively; any declines in sales of our Bike and Bike+; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; increases in component costs, long lead times, supply shortages or other supply chain disruptions; accidents, safety incidents or workforce disruptions; seasonality or other fluctuations in our quarterly results; our ability to generate class content; risks related to acquisitions or dispositions, including the acquisition of Precor; risks related to expansion into international markets; disruptions or failures of information technology systems, or websites; risks related to payment processing, cybersecurity, or data privacy; risks related to the Peloton App and its ability to work with a range of mobile and streaming technologies, systems, networks, and standards; our ability to effectively price and market our Connected Fitness Products and subscriptions and our limited operating history with which to predict the profitability of our subscription model; any inaccuracies in, or failure to achieve, operational and business metrics or forecasts of market growth; our ability to maintain effective internal control over financial and management systems and remediate material weaknesses;

impacts from warranty claims or product returns; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; our reliance on third parties for computing, storage, processing and similar services and delivery and installation of our products; our ability to attract and retain highly skilled personnel and maintain our culture; risks related to our common stock and indebtedness; our anticipated use of the net proceeds from the offering; and those risks and uncertainties described in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 and the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as such factors may be updated in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this press release, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law.

Investor Relations Contact:

James Marsh

investor@onepeloton.com

Press Contact:

Letena Lindsay

press@onepeloton.com

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